SUPPLEMENT DATED MAY 28, 2004

TO MAY 1, 2004, PROSPECTUS

for

VUL GuardSM 1

Variable Universal Life II 1

Variable Universal Life 2, 3

Survivorship Variable Universal Life II 2, 4

Survivorship Variable Universal Life 2, 3, 4

Variable Life Select 3, 5

Variable Life Plus 3, 4, 5

1 Issued by Massachusetts Mutual Life Insurance Company (“MassMutual”)

2 Issued by MassMutual in California and New York and C.M. Life Insurance Co. (“C.M. Life”) in all other jurisdictions

3 Product is no longer available for sale

4 Not available in Puerto Rico

5 Issued by MassMutual in New York and Puerto Rico and MML Bay State Life Insurance Company in all other jurisdictions

Effective May 28, 2004, the following correction is being made in the above-listed prospectuses:

1.	The “Other Expenses” and “Total Fund Operating Expenses” for the Oppenheimer Global Securities Fund/VA in the “Investment Management Fees and Other Expenses” table are revised to read as follows:

Fund Name	Management Fees	Other Expenses	12b-1 Fees	Total Fund Operating Expenses
Oppenheimer Global Securities Fund/VA	0.63%	0.04%	—	0.67%

There are no other changes being made at this time.

May 28, 2004	Page 1 of 1	Li4200-04-1